UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2005

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01  Regulation FD Disclosure

On August 31, 2005, the Company issued the attached press release (Exhibit 99.1) announcing an agreement with all outside parties on its electric power cost rate case filed June 7, 2005 with the Washington Utilities and Transportation Commission. The settlement must be approved by the Washington Utilities and Transportation Commission. If approved, new electric rates will go into effect November 1, 2005.

Item 9.01 Financial Statement and Exhibits

(c)  Exhibits

99.1 Press Release of Puget Sound Energy, Inc. dated August 31, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC. PUGET SOUND ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: August 31, 2005